Unitholders' Equity and Partnership Distributions	6 Months Ended
Jun. 30, 2014
Equity [Abstract]
Unitholders' Equity and Partnership Distributions

9.	UNITHOLDERS’ EQUITY AND PARTNERSHIP DISTRIBUTIONS

The Partnership has general partner and common unit partnership interests. The general partner interest is a non-economic interest and is not entitled to any cash distributions.

At June 30, 2014, the Partnership had a total of 76,200,000 common units issued and outstanding, of which 70,450,000 common units were owned by Diamondback, representing approximately 92% of the total Partnership units outstanding.

The board of directors of our General Partner has adopted a policy for the Partnership to distribute all available cash generated on a quarterly basis, beginning with the quarter ending September 30, 2014. Our first distribution, however, will include available cash for the period from June 23, 2014, the date of the close of the IPO, through September 30, 2014. Cash distributions will be made to the common unitholders of record on the applicable record date, generally within 60 days after the end of each quarter. Available cash for each quarter will be determined by the board of directors of the General Partner following the end of such quarter. Available cash for each quarter will generally equal Adjusted EBITDA reduced for cash needed for debt service and other contractual obligations and fixed charges and reserves for future operating or capital needs that the board of directors of our General Partner deems necessary or appropriate, if any.